                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)  September 20, 2000
                                           ----------------------


                               Teltone Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         Washington                       0-11275                91-0839067
----------------------------         ----------------        ------------------
(State or other jurisdiction         (Commission File          (IRS Employer
    of incorporation)                      Number)           Identification No.)


             22121 - 20th Avenue SE
                  Bothell, WA                                      98021
        ------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         (425) 487-1515
                                                  -----------------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On September 7, 2000, Teltone Corporation, a Washington corporation (the "Registrant"), entered into and executed an Asset Purchase Agreement (the "Purchase Agreement") between the Registrant and C.P. Clare Corporation, a Massachusetts corporation ("C.P. Clare"), pursuant to which C.P. Clare purchased certain assets of the Registrant's Application Specific Integrated Circuits ("ASIC") segment, including, without limitation, certain intellectual property, test equipment and inventory (the "Assets").

Pursuant to the terms of the Purchase Agreement, Registrant received approximately $1,975,000, in cash and in exchange, C.P. Clare received the Assets. The purchase price and terms were negotiated on an arms length basis with C.P. Clare. No principal of C.P. Clare had a relationship with the Registrant prior to the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro Forma Financial Information


                                        TELTONE CORPORATION
                                           BALANCE SHEET

                                 June 30,      ASIC Assets           Pro Forma
                                     2000             Sold         Adjustments            Pro Forma
ASSETS
Current assets
  Cash                              $  504                           $1,975(1)             $2,479
  Trade AR                           1,967             -                                    1,967
  Inventories                        1,126          (175)                                     951
  Other current                         56                                                     56
                                    ------          ----             ------                ------
Total current                        3,653          (175)             1,975                 5,453

Property                               534                                                    534
                                    ------          ----             ------                ------
TOTAL                               $4,187          (175)            $1,975                $5,987
                                    ------          ----             ------                ------

LIABILITIES

Current liabilities
  Accounts payable                   $ 536                                                 $  536
  Accrued liabilities                  924             -                 80(2)              1,004
                                    ------          ----             ------                ------
Total current                        1,460             -                 80                 1,540

Note payable - long-term
  portion                                5                                                      5

Stockholders' equity
  Preferred stock                    1,723                                                  1,723
  Common stock                       3,584                                                  3,584
  Accumulated deficit               (2,585)         (175)             1,895                  (865)
                                    ------          ----             ------                ------
Total stockholders' equity           2,722          (175)             1,895                 4,442
                                    ------          ----             ------                ------

TOTAL                               $4,187        $ (175)            $1,975                $5,987
                                    ------          ----             ------                ------


The accompanying notes are an integral part of the pro forma financial statements.

                                          TELTONE CORPORATION
                                        STATEMENT OF OPERATIONS


                                                   June 30           ASIC         Pro Forma
                                                      2000        Segment       Adjustments          Pro Forma
Net sales
  Remote Voice                                       2,582                                               2,582
  Telecom Equipment                                  6,612                                               6,612
  ASIC                                               2,833          2,833                --                 --
                                                 ---------      ---------         ---------         ----------
Total sales                                       $ 12,027       $  2,833                --          $   9,194

Cost of goods sold
  Remote Voice                                       1,072                                               1,072
  Telecom Equipment                                  2,863                                               2,863
  ASIC                                               1,638          1,638                --                 --
                                                 ---------      ---------         ---------          ---------
Total cost of goods sold                             5,573          1,638                --              3,935

Gross margin                                         6,454          1,195                                5,259

Operating expenses:
    Selling, general & administrative                5,010            637               441(3)           4,814
    Engineering and development                      1,329             23                --              1,306
                                                 ---------      ---------         ---------          ---------
Total operating expenses                             6,339            660               441              6,120

Income (loss) from operations                          115            535              (441)              (861)

Interest expense                                        (1)                                                 (1)
Other income                                             5                                                   5
                                                 ---------                                           ---------

Income before income (loss)
  tax provision                                        119            535              (441)              (857)
                                                 ---------      ---------         ---------          ---------

Income tax provision

Net income (loss)                                 $    119       $    535          $   (441)          $   (857)
                                                 ---------      ---------         ---------          ---------

Basic net income (loss) per
  weighted average share outstanding              $   0.02                                            $  (0.12)

Weighted average common shares                   7,166,766                                           7,166,766
   (including preferred) outstanding

Diluted net income (loss) per
  weighted average common and
  potential common shares
 outstanding                                      $   0.01                                            $  (0.12)

Weighted average common and
   potential common shares
   outstanding                                   8,077,029                         (910,263)(4)      7,166,766


The accompanying notes are an integral part of the pro forma financial statements.

Notes to Unaudited Condensed Pro Forma Financial Information

Note 1 - Basis of Presentation

The unaudited condensed pro forma Balance Sheet and Statement of Operations give effect to the disposition by the Registrant of certain assets of its ASIC segment on a pro forma basis. These unaudited pro forma financial statements have been prepared from the historical consolidated financial statements of the Registrant and should be read in conjunction therewith.

The unaudited condensed pro forma Balance Sheet presents the financial position of Registrant as of June 30, 2000 as if certain ASIC segment assets were disposed of on that date. Accounts receivable of the ASIC segment were not sold and accounts payable and other liabilities were not assumed and therefore are not adjusted into the pro forma Balance Sheet. The unaudited pro forma Statement of Operations for the year ended June 30, 2000 have been prepared to reflect the disposition of certain ASIC segment assets as if the dispositions had occurred on July 1, 1999.

The proceeds from the disposal of certain assets of the ASIC segment is approximately $1, 975,000.

The unaudited condensed pro forma financial information is provided for illustrative purposes only and is not necessarily indicative of the results that would have been achieved had the divestitures been consummated at the dates indicated. This information is not necessarily indicative of the future operating results or the financial condition of the Registrant.

Note 2. - Pro Forma Adjustments

The following adjustments have been made to reflect the pro forma information:

Adjustment 1: Reflects the increase in the Registrant's cash related to the receipt of cash proceeds from the sale of certain assets of the ASIC segment of approximately $1,975,000.

Adjustment 2:  Reflects costs associated with the Purchase Agreement

Adjustment 3: Reflects reinstatement of corporate overhead costs that were previously allocated to the ASIC segment.

Adjustment 4: Remove antidilutive securities for computation of pro forma loss per share.

The gain from sale of the assets of approximately $1,620,000 based on closing inventory values is excluded from the pro forma Statement of Operations


Exhibit
Number
  2.1        Asset Purchase Agreement dated August 10, 2000 between Registrant and CP
             Clare.

 99.1        Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELTONE CORPORATION

Date: September 20, 2000               By: /s/ Debra L. Griffith
      ------------------                   ---------------------
                                           Debra L. Griffith
                                           President & CEO